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                                                                   EXHIBIT 10.18

                                   ADDENDUM TO
THE BUSINESS INFORMATION PRODUCTS DEVELOPMENT AND DISTRIBUTION AGREEMENT AND DATA ANALYSIS PRODUCTS DEVELOPMENT AND DISTRIBUTION AGREEMENT, AUGUST 16, 2000

Amersham Pharmacia Biotech, Inc., and InforMax, Inc., hereby agree to extend the deadlines within Sections 2.2, 2.3, 2.5, 5.8a of the above mentioned agreements by an additional 100 days (from February 12, 2001 to May 23, 2001). Otherwise the agreements remain in full force and effect. If in agreement of the foregoing, please sign below:



Amersham Pharmacia Biotech, Inc.                Informax, Inc.

By:  /s/ ANDREW WHITELEY                        By:  /s/ JAMES E. BERNSTEIN
   -----------------------------------             -----------------------------
Name: ANDREW WHITELEY                           Name: JAMES E. BERNSTEIN
     ---------------------------------               ---------------------------
Title: VP Bioinformatics                        Title: President
      --------------------------------                --------------------------
Date: Feb. 7th 2001                             Date: Feb. 9th 2001
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